Exhibit 99.1

FOR IMMEDIATE RELEASE Thursday, July 21, 2016	COMPANY CONTACT: Shannon Okinaka, EVP & CFO - (808) 835-3700 Shannon.Okinaka@HawaiianAir.com INVESTOR RELATIONS CONTACT: Ashlee Kishimoto, Sr. Director - (808) 838-5421 Ashlee.Kishimoto@HawaiianAir.com

MEDIA RELATIONS CONTACT: Alison Croyle, Director - (808) 835-3886 Alison.Croyle@HawaiianAir.com

Hawaiian Holdings Reports 2016 Second Quarter Financial Results

HONOLULU — Hawaiian Holdings, Inc. (NASDAQ: HA) (“Holdings” or the “Company”), parent company of Hawaiian Airlines, Inc. (“Hawaiian”), today reported its financial results for the second quarter of 2016.

Second Quarter 2016 - Key Financial Metrics
	GAAP	YoY Change	Adjusted	YoY Change
Net Income	$79.6M	+$30.7M	$65.2M	+$27.7M
Diluted EPS	$1.48	+$0.69	$1.21	+$0.60
Pre-tax Margin	21.6%	+7.7 pts.	17.7%	+7 pts.

“These outstanding second quarter results distinguish us from the rest of the industry and reinforce our confidence in 2016,” said Mark Dunkerley, Hawaiian Airlines president and CEO. “Robust demand for a Hawai'i vacation, moderate industry capacity through the majority of our network, lower fuel costs, and our commitment to operational excellence drove the record-breaking second quarter results. My thanks go to all of Hawaiian's employees who contributed to our terrific financial and operational performance.”

Statistical data, as well as a reconciliation of the adjusted non-GAAP financial measures to the equivalent GAAP financial measures, can be found in the accompanying tables.

Liquidity and Capital Resources

As of June 30, 2016 the Company had:

·                  Unrestricted cash, cash equivalents and short-term investments of $622 million.
·                  Outstanding debt and capital lease obligations of $586 million.

The Company early retired $89 million of existing debt in the second quarter and contributed $11 million to its pension plans doubling the minimum funding requirement for 2016.

In addition, the Company repurchased 208,660 common shares for approximately $8 million in the second quarter.

Second Quarter 2016 Highlights

Operational

·                  Ranked #1 nationally for on-time performance for the months of March, April, and May 2016 as reported in the U.S. Department of Transportation Air Travel Consumer Report.

New routes and increased frequencies

·
Awarded three times weekly non-stop service between Kona International Airport and Tokyo’s Haneda International Airport and additional non-stop frequencies four times weekly between Honolulu International Airport and Haneda International Airport beginning December 2016.

Product and loyalty

·	Won the 2016 Skytrax World Airline Award for 'Best Airline Staff' in North America.

·	Announced new uniforms for front line employees to debut in 2017.

·	Launched Bid Up, a new first class upgrade auction offering North America guests the chance to name their price for first class seats.

·	Welcomed the first retrofitted A330 aircraft with the new 278 passenger seat configuration featuring 18 fully lie-flat Premium Cabin seats, 68 Extra Comfort seats, and 192 Main Cabin seats.

Fleet and financing

·    Took delivery of its 23rd A330 under a six-year lease.

Third Quarter and Full Year 2016 Outlook

The table below summarizes the Company’s expectations for the third quarter ending September 30, 2016 and full year ending December 31, 2016, expressed as an expected percentage change compared to the results for the quarter ended September 30, 2015 and full year ended December 31, 2015, as applicable (the historical results for which are presented for reference).

	Third Quarter
Item	2015	Third Quarter 2016 Guidance
Cost per ASM Excluding Fuel (cents)(a)	7.97	Up 2% to up 5%
Operating Revenue Per ASM (cents)	13.55	Down 1% to up 2%
ASMs (millions)	4,663.2	Up 4.5% to up 6.5%
Gallons of jet fuel consumed (millions)	61.2	Up 4% to 6%
Economic fuel cost per gallon (a)(b)	$1.95	$1.50 to $1.60

	Full Year
Item	2015	Full Year 2016 Guidance
Cost per ASM Excluding Fuel (cents)(a)	8.31	Up 2.5% to up 4.5%
ASMs (millions)	17,726.3	Up 3% to up 5%
Gallons of jet fuel consumed (millions)	234.2	Up 2.5% to up 4.5%
Economic fuel cost per gallon (a)(b)	$2.04	$1.50 to $1.60

(a) The Company does not reconcile these forward looking non-GAAP financial measures because fuel derivative settlements will not be known until the end of the period and could be significant.
(b) Economic fuel cost per gallon estimates are based on the July 12, 2016 fuel forward curve.

Investor Conference Call

Hawaiian Holdings’ quarterly earnings conference call is scheduled to begin today (July 21, 2016) at 4:30 p.m. Eastern Time (USA). The conference call will be broadcast live over the Internet. Investors may listen to the live audio webcast on the investor relations section of the Company’s website at www.HawaiianAirlines.com. For those who are not available for the live webcast, the call will be archived for 90 days on the investor relations section of the Company's website.

About Hawaiian Airlines

Hawaiian® has led all U.S. carriers in on-time performance for each of the past 12 years (2004-2015) as reported by the U.S. Department of Transportation. Consumer surveys by Condé Nast Traveler, Travel + Leisure and Zagat have all ranked Hawaiian the highest of all domestic airlines serving Hawai‘i.

Now in its 87th year of continuous service, Hawaiian is Hawai‘i’s biggest and longest-serving airline, as well as the largest provider of passenger air service from its primary visitor markets on the U.S. mainland. Hawaiian offers nonstop service to Hawai‘i from more U.S. gateway cities (11) than any other airline, along with service from Japan, South Korea, China, Australia, New Zealand, American Samoa and Tahiti. Hawaiian also provides approximately 160 jet flights daily between the Hawaiian Islands, with a total of more than 200 daily flights system-wide.

Hawaiian Airlines, Inc. is a subsidiary of Hawaiian Holdings, Inc. (NASDAQ: HA). Additional information is available at HawaiianAirlines.com. Follow updates on Twitter about Hawaiian (@HawaiianAir) and its special fare offers (@HawaiianFares), and become a fan on its Facebook page.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance.  Such forward-looking statements include, without limitation, the Company’s expectations regarding cost per available seat mile excluding fuel, available seat miles, gallons of jet fuel consumed, and economic fuel cost per gallon, each for the quarter ending September 30, 2016 and full year ending December 31, 2016; the Company's expectations regarding operating revenue per available seat mile for the quarter ending September 30, 2016; the statement of the Company's CEO regarding expectations for 2016; and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.  These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the Company’s ability to accurately forecast quarterly and annual results; economic volatility; the price and availability of aircraft fuel; fluctuations in demand for transportation in the markets in which the Company operates; the Company’s dependence on tourist travel; labor negotiations and related developments; foreign currency exchange rate fluctuations; and the Company’s ability to implement its growth strategy and related cost reduction goals.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this document are based on information available to the Company on the date hereof.  The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

Table 1.
Hawaiian Holdings, Inc.
Consolidated Statements of Operations
(in thousands, except for per share data) (unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change
Operating Revenue:
Passenger	$518,572	$499,387	3.8%	$1,000,599	$968,532	3.3%
Other	76,018	71,908	5.7%	145,171	143,043	1.5%
Total	594,590	571,295	4.1%	1,145,770	1,111,575	3.1%
Operating Expenses:
Aircraft fuel, including taxes and delivery	83,798	112,519	(25.5)%	153,698	223,846	(31.3)%
Wages and benefits	135,883	123,977	9.6%	269,526	243,991	10.5%
Aircraft rent	30,066	28,817	4.3%	59,454	57,188	4.0%
Maintenance, materials and repairs	54,585	57,071	(4.4)%	115,089	112,316	2.5%
Aircraft and passenger servicing	30,723	29,348	4.7%	59,274	57,664	2.8%
Commissions and other selling	31,425	30,484	3.1%	64,456	60,912	5.8%
Depreciation and amortization	26,988	27,537	(2.0)%	54,134	52,716	2.7%
Other rentals and landing fees	24,978	23,248	7.4%	49,412	46,079	7.2%
Purchased services	24,543	19,842	23.7%	47,275	41,081	15.1%
Other	32,731	27,036	21.1%	62,714	53,202	17.9%
Total	475,720	479,879	(0.9)%	935,032	948,995	(1.5)%
Operating Income	118,870	91,416	30.0%	210,738	162,580	29.6%
Nonoperating Income (Expense):
Interest expense and amortization of debt discounts and issuance costs	(8,910)	(13,718)		(19,914)	(29,236)
Interest income	1,087	725		1,931	1,361
Capitalized interest	463	975		688	2,268
Gains on fuel derivatives	21,087	2,026		19,022	(3,661)
Loss on extinguishment of debt	(6,643)	(287)		(9,993)	(7,242)
Other, net	2,686	(1,876)		9,272	(4,810)
Total	9,770	(12,155)		1,006	(41,320)
Income Before Income Taxes	128,640	79,261		211,744	121,260
Income tax expense	49,070	30,427		80,708	46,543
Net Income	$79,570	$48,834		$131,036	$74,717
Net Income Per Share
Basic	$1.48	$0.89		$2.45	$1.37
Diluted	$1.48	$0.79		$2.43	$1.18
Weighted Average Number of Common Stock Shares Outstanding:
Basic	53,634	54,619		53,574	54,617
Diluted	53,853	61,855		53,833	63,390

Table 2.
Hawaiian Holdings, Inc.
Selected Statistical Data (unaudited)

	Three months ended June 30,					Six months ended June 30,
	2016		2015		% Change	2016		2015		% Change
	(in thousands, except as otherwise indicated)
Scheduled Operations (a) :
Revenue passengers flown	2,755		2,659		3.5%	5,401		5,180		4.3%
Revenue passenger miles (RPM)	3,846,966		3,588,246		7.2%	7,388,033		6,933,627		6.6%
Available seat miles (ASM)	4,550,964		4,439,349		2.5%	8,917,956		8,666,390		2.9%
Passenger revenue per RPM (Yield)	13.48	¢	13.92	¢	(3.2)%	13.54	¢	13.97	¢	(3.1)%
Passenger load factor (RPM/ASM)	84.5%		80.8%		3.7 pt.	82.8%		80.0%		2.8 pt.
Passenger revenue per ASM (PRASM)	11.39	¢	11.25	¢	1.2%	11.22	¢	11.18	¢	0.4%
Total Operations (a) :
Revenue passengers flown	2,756		2,660		3.6%	5,403		5,182		4.3%
Revenue passenger miles (RPM)	3,847,065		3,590,510		7.1%	7,389,122		6,938,120		6.5%
Available seat miles (ASM)	4,551,094		4,441,648		2.5%	8,919,188		8,671,330		2.9%
Operating revenue per ASM (RASM)	13.06	¢	12.86	¢	1.6%	12.85	¢	12.82	¢	0.2%
Operating cost per ASM (CASM)	10.45	¢	10.80	¢	(3.2)%	10.48	¢	10.94	¢	(4.2)%
CASM excluding aircraft fuel (b)	8.61	¢	8.27	¢	4.1%	8.76	¢	8.36	¢	4.8%
Aircraft fuel expense per ASM (c)	1.84	¢	2.53	¢	(27.3)%	1.72	¢	2.58	¢	(33.3)%
Revenue block hours operated	44,367		43,418		2.2%	87,093		85,653		1.7%
Gallons of jet fuel consumed	59,697		57,998		2.9%	117,553		114,996		2.2%
Average cost per gallon of jet fuel (actual) (c)	$1.40		$1.94		(27.8)%	$1.31		$1.95		(32.8)%
Economic fuel cost per gallon (c)(d)	$1.55		$2.23		(30.5)%	$1.54		$2.22		(30.6)%

(a)          Includes the operations of the Company's contract carrier under a capacity purchase agreement.
(b)         See Table 4 for a reconciliation of operating expenses to operating expenses excluding aircraft fuel.
(c)          Includes applicable taxes and fees.
(d) See Table 3 for a reconciliation of actual fuel costs to economic fuel costs.

Table 3.
Hawaiian Holdings, Inc.
Economic Fuel Expense
(in thousands, except per-gallon amounts) (unaudited)

The Company believes that economic fuel expense is the best measure of the effect of fuel prices on its business as it most closely approximates the net cash outflow associated with the purchase of fuel for its operations in a period. The Company defines economic fuel expense as GAAP fuel expense plus (gains)/losses realized through actual cash (receipts)/payments received from or paid to hedge counterparties for fuel hedge derivative contracts settled during the period.

	Three months ended June 30,			Six months ended June 30,
	2016	2015	% Change	2016	2015	% Change
	(in thousands, except per-gallon amounts)			(in thousands, except per-gallon amounts)
Aircraft fuel expense, including taxes and delivery	$83,798	$112,519	(25.5)%	$153,698	$223,846	(31.3)%
Realized losses on settlement of fuel derivative contracts	8,799	16,553	(46.8)%	27,824	31,144	(10.7)%
Economic fuel expense	$92,597	$129,072	(28.3)%	$181,522	$254,990	(28.8)%
Fuel gallons consumed	59,697	57,998	2.9%	117,553	114,996	2.2%
Economic fuel costs per gallon	$1.55	$2.23	(30.5)%	$1.54	$2.22	(30.6)%

Table 4.
Hawaiian Holdings, Inc.
Non-GAAP Financial Reconciliation
(in thousands, except per share and CASM data) (unaudited)

The Company evaluates its financial performance utilizing various GAAP and non-GAAP financial measures, including net income, diluted net income per share, CASM, PRASM, RASM, Passenger Revenue per RPM and EBITDAR.  Pursuant to Regulation G, the Company has included the following reconciliation of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis.  The adjustments are described below:

•
Changes in fair value of derivative contracts, net of tax, are based on market prices for open contracts as of the end of the reporting period. This line item includes the unrealized amounts of fuel and interest rate derivatives (not designated as hedges) that will settle in future periods and the reversal of prior period unrealized amounts. Excluding the impact of these derivative adjustments allows investors to better analyze our operational performance and compare our results to other airlines in the periods presented below.

•
Loss on extinguishment of debt, net of tax, is excluded to allow investors to better analyze the Company's core operational performance and more readily compare its results to other airlines in the periods presented below.

	Three months ended June 30,				Six months ended June 30,
	2016		2015		2016		2015
	Total	Diluted Per Share	Total	Diluted Per Share	Total	Diluted Per Share	Total	Diluted Per Share
GAAP net income	$79,570	$1.48	$48,834	$0.79	$131,036	$2.43	$74,717	$1.18
Changes in fair value of derivative contracts	(29,886)	(0.55)	(18,579)	(0.30)	(46,846)	(0.87)	(27,483)	(0.43)
Loss on extinguishment of debt	6,643	0.12	287	—	9,993	0.19	7,242	0.11
Tax effect of adjustments	8,832	0.16	6,951	0.12	14,004	0.26	7,730	0.12
Adjusted net income	$65,159	$1.21	$37,493	$0.61	$108,187	$2.01	$62,206	$0.98

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Income Before Income Taxes, as reported	$128,640	$79,261	$211,744	$121,260
Changes in fair value of derivative contracts	(29,866)	(18,579)	(46,846)	(27,484)
Loss on extinguishment of debt	6,643	287	9,993	7,242
Adjusted Income Before Income Taxes	$105,417	$60,969	$174,891	$101,018

Operating Costs per Available Seat Mile (CASM)
The Company has separately listed in the table below its fuel costs per ASM and non-GAAP unit costs, excluding fuel. These amounts are included in CASM, but for internal purposes the Company consistently uses cost metrics that exclude fuel and non-recurring items (if applicable) to measure and monitor its costs.

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
GAAP operating expenses	$475,720	$479,879	$935,032	$948,995
Less: aircraft fuel, including taxes and delivery	(83,798)	(112,519)	(153,698)	(223,846)
Adjusted operating expenses - excluding aircraft fuel	$391,922	$367,360	$781,334	$725,149
Available Seat Miles	4,551,094	4,441,648	8,919,188	8,671,330
CASM - GAAP	10.45 ¢	10.80 ¢	10.48 ¢	10.94 ¢
Less: aircraft fuel	(1.84)	(2.53)	(1.72)	(2.58)
CASM - excluding aircraft fuel	8.61 ¢	8.27 ¢	8.76 ¢	8.36 ¢

Pre-tax margin
The Company excludes unrealized gains from fuel derivative contracts and losses on extinguishment of debt from pre-tax margin for the same reasons as described above.

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Pre-Tax Margin, as reported	21.6%	13.9%	18.5%	10.9%
Changes in fair value of derivative contracts	(5.0)%	(3.3)%	(4.1)%	(2.5)%
Loss on extinguishment of debt	1.1%	0.1%	0.9%	0.7%
Adjusted Pre-Tax Margin	17.7%	10.7%	15.3%	9.1%

Leverage ratio
The Company uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to represent long-term financial obligations. The Company excludes unrealized (gains) losses from fuel derivative contracts and losses on extinguishment of debt from earnings before interest, taxes, depreciation, amortization and rent (EBITDAR) for the reasons as described above. Management believes this metric is helpful to investors in assessing the Company’s overall debt.

	Twelve months ended
	June 30, 2016
Debt and capital lease obligations	$585,977
Plus: Aircraft leases capitalized at 7x last twelve months' aircraft rent	825,433
Adjusted debt and capital lease obligations	$1,411,410

EBITDAR:
Income Before Income Taxes	$386,172
Add back:
Interest and amortization of debt discounts and issuance costs	46,245
Depreciation and amortization	106,999
Aircraft rent	117,918
EBITDAR	$657,334

Adjustments:
Add: changes in fair value of derivative contracts	(20,378)
Add: loss on extinguishment of debt	14,809
Adjusted EBITDAR	$651,765

Leverage Ratio	2.2	x